Resource Credit Income Fund (the “Fund”)

Supplement No. 2 dated June 1, 2020 to the

Statement of Additional Information dated January 15, 2020, as previously supplemented on April 24, 2020 (the “Statement of Additional Information”)

Effective as of June 1, 2020, Alan Feldman has replaced Justin Milberg as President of the Resource Credit Income Fund. All entries related to Justin Milberg in the table titled “Interested Trustees and Officers” in the Statement of Additional Information are deleted.

The section titled “Non-Principal Investment Strategies” is revised to include the following immediately beneath the sub-section titled “Investment Companies”:

“Covenant-Lite” Loans. The loan investments that the Fund holds may include “covenant-lite” or “cov-lite” loans. Cov-lite loans have fewer protective covenants than traditional loans have, which means that they are issued with fewer restrictions on the borrower and fewer protections for the lender. For example, cov-lite loans tend to be more flexible with regard to the borrower's collateral, level of income, and the loan's payment terms, and they tend to have fewer requirements intended to protect the lender’s safety, like financial maintenance tests that measure the debt-service capabilities of the borrower. Cov-lite loans therefore may carry more risk to the lender (i.e., the Fund as investor) than traditional loans do.

This Supplement, the Prospectus dated January 15, 2020, as previously supplemented on April 17, 2020 and April 24, 2020 (“Prospectus”) and the Fund’s Statement of Additional Information dated January 15, 2020, as previously supplemented on April 24, 2020 (the “Statement of Additional Information”) provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Prospectus and Statement of Additional Information can be obtained without charge by calling toll-free (855) 747-9559.